Exhibit 10.17

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406.

DPT Laboratories, Ltd. 318 McCullough San Antonio, TX 78215 Tel: (210) 476-8150

April 9, 2012

Ashok Chavan, Ph.D.

Insys Therapeutics, Inc.

10220 South 51st Street,

Suite 2

Phoenix, AZ 85044

Re:  Contract Manufacturing Agreement dated May 24, 2011 between INSYS

         THERAPEUTICS, INC. and DPT LABORATORIES, LTD. (“Manufacturing

         Agreement”)

Dear Ashok:

This letter is to confirm our mutual agreement to amend the prices of the above-captioned Agreement from January 1, 2012 through December 31, 2012. We have agreed that the prices shall be revised as set forth in Schedule A attached hereto.

All other terms and conditions contained in the said Agreement thereto shall remain in full force and effect.

If this meets with your understanding and agreement, please sign and date below, retaining an original and returning the other original to my attention by April 20, 2012.

Yours truly,

	ACCEPTED AND AGREED TO THIS 23rd DAY OF APRIL, 2012		DPT LAKEWOOD, LLC

	By:	/s/ Michael Babich	By:	/s/ Paul Josephs
	Print Name:	Michael Babich		Paul Josephs
	Title:	CEO		Vice President of Sales &
Marketing
Page 1 of 3 Confidential

Schedule A - 2012 - Revision #2 - March 30, 2012

Client -             #713 INSYS Therapeutics, Inc.

PRODUCT CODE	PRODUCT DESCRIPTION	ANNUAL QUANTITY (Spray Devices)	ORDER QUANTITY (Batch Size) (Spray Devices)	Batch Size	# of BATCHES per ORDER	# of BATCHES per YEAR	MANUFACTURING PRICE per spray device($)	MATERIAL PRICE per spray device ($)	TOTAL PRICE per spray device US $	MANUFACTURING PRICE per carton($)	MATERIAL PRICE per carton($)	TOTAL PRICE per carton US $
[…***…]	SUBSYS®(fentanyl sublingual spray) […***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]
[…***…]	SUBSYS®(fentanyl sublingual spray) […***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]

[…***…]	SUBSYS®(fentanyl sublingual spray) […***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]
[…***…]	SUBSYS®(fentanyl sublingual spray) […***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]
[…***…]	SUBSYS®(fentanyl sublingual spray) […***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]
[…***…]	SUBSYS®(fentanyl sublingual spray) […***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]
[…***…]	SUBSYS®(fentanyl sublingual spray) […***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]	$[…***…]	[…***…]	[…***…]

Notes:

1)	Manufacturing and Materials Fee’s are based on […***…].
2)	Pricing to be effective: […***…] through […***…].
Any and all products to be delivered on or after […***…] will be subject to new pricing.
3)	Client orders are based […***…].
4)	The Material Fee is […***…]. THE API is supplied by the INSYS Therapeutics.
5)	Material Handling Fee is […***…]% […***…].
6)	Pricing is […***…].

Page 2 of 3 Confidential ©Copyright 2010 DPT Laboratories, Ltd All rights reserved

***Confidential Treatment Requested

Schedule A - 2012 - Revision #2 - March 30, 2012

Client -             #713 INSYS Therapeutics, Inc.

7)	[…***…].
8)	The original Schedule A dated June 1, 2011 […***…].
9)	[…***…].
10)	The launch of SUBSYS® products will be March 2012.
11)	[…***…].
12)	[…***…].

INSYS Therapeutics, Inc.		DPT Lakewood, LLC

By:	/s/ Michael Babich	By:	/s/ Paul Josephs
Print Name:	Michael Babich	Print Name:	Paul Josephs
Title:	CEO	Title:	VP Sales & Mktg
Date:	4/23/12	Date:	4/9/12

Page 3 of 3 Confidential ©Copyright 2010 DPT Laboratories, Ltd All rights reserved

***Confidential Treatment Requested